UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2005

ADVANCED MAGNETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction

of incorporation)

Commission File No. 0-14732	04-2742593 IRS Employer Identification No.)

61 Mooney Street Cambridge, Massachusetts (Address of Principal Executive Offices)	02138 (Zip Code)

Registrant’s telephone number, including area code: (617) 497-2070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 3, 2005, Advanced Magnetics, Inc. (the “Company”) announced that the U.S. Food and Drug Administration’s (FDA) Oncologic Drugs Advisory Committee (ODAC) voted 15 to 4 to not recommend approval of the proposed indication for Combidex®, the Company’s investigational functional molecular imaging agent. For more information, see the Company’s press release, dated March 3, 2005, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press release dated March 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MAGNETICS, INC.

By: /s/ Michael N. Avallone

Name: Michael N. Avallone

Title: Chief Financial Officer

Date: March 3, 2005